SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): MARCH 11, 2005


                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)



  DELAWARE                         000-02324                      11-1974412

(State of Other Jurisdiction      (Commission                   (IRS Employer
  of Incorporation)               File Number)               Identification No.)



  35 SOUTH SERVICE ROAD, PLAINVIEW, NEW YORK                        11803
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March  11,  2005,  Aeroflex  Incorporated  (the  "Registrant")  and Carl
Caruso, Vice President -Manufacturing of the Registrant, entered into an amendment (the "Amendment") to the Employment Agreement between the Registrant and Mr. Caruso. Pursuant to the Amendment, following the expiration of the employment term under the Employment Agreement, which is currently scheduled to expire on November 6, 2006, but automatically extends for successive one-year periods, Mr. Caruso will provide consulting services to the Registrant for a three-year period and receive an annual consulting fee equal to two-thirds of his annual salary upon the termination of his employment.

     A copy of the Amendment is filed as Exhibit 10.1 hereto.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  10.1   Amendment dated as of March 11, 2005 between Aeroflex
Incorporated and Carl Caruso.









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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AEROFLEX INCORPORATED


                                     By: /s/Michael Gorin
                                        ----------------------
                                     Name:  Michael Gorin
                                     Title: Vice Chairman


Dated:   March 11, 2005


















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